Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Dividend Value Fund

(the “Fund”)

Supplement dated September 8, 2016, to the Fund’s

Summary Prospectus dated October 1, 2015, as amended

At the August 1-2, 2016 meeting of the Board of Directors (the “Board”) of VALIC Company I (“VC I”), the Board approved an amendment to the Investment Sub-Advisory Agreement (the “Amendment”) between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock Investment Management, LLC (“BlackRock”) with respect to the Fund. Under the Amendment, effective August 8, 2016, VALIC will pay BlackRock a subadvisory fee equal to 0.325% on the first $250 million, 0.300% on the next $250 million, 0.275% on the next $500 million and 0.250% thereafter. Prior to August 8, 2016, VALIC paid BlackRock a subadvisory fee with respect to the Fund equal to 0.350% on the first $250 million, 0.325% on the next $250 million, 0.300% on the next $500 million and 0.275% thereafter.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.